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                                [GLOBESPAN LOGO]

GCS                              GLOBESPAN, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP 379571 10 2
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT



is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.001 PER SHARE, OF

                                GLOBESPAN, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:





       PRESIDENT             [GLOBESPAN, INC. SEAL]               SECRETARY




COUNTERSIGNED AND REGISTERED:
    AMERICAN STOCK TRANSFER & TRUST COMPANY
                      TRANSFER AGENT AND REGISTRAR

BY
                             AUTHORIZED SIGNATURE
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                                GLOBESPAN, INC.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common               UNIF GIFT MIN ACT --  __________ Custodian_____________
     TEN ENT -- as tenants by the entireties                               (Cust)               (Minor)
     JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                survivorship and not as tenants                           Act_____________________________
                in common                                                            (State)

                                                   UNIF TRF MIN ACT --  __________ Custodian (until age____)
                                                                          (Cust)
                                                                        _________ under Uniform Transfers
                                                                         (Minor)
                                                                        to Minors Act_____________________
                                                                                           (State)

    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, _____________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                         Shares
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of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -----------------
                                 X
                                  ----------------------------------------------

                                 X
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                          NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                  CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                  THE FACE OF THE CERTIFICATE IN EVERY
                                  PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 12 AD. 13.


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AMERICAN BANK NOTE COMPANY           JUNE 15, 1999 FM
3504 ATLANTIC AVENUE
SUITE 12                             GLOBESPAN BK
LONG BEACH, CA 90807
(562) 989-2333
(FAX) (562) 426-7450                 Proof    NEW
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